Exhibit 10(2)





                             SHARE PLEDGE AGREEMENT






                                     between



                                   TRUST UNDER
                            OWEN COMMUNITY BANK, S.B.
                    STOCK OWNERSHIP PLAN AND TRUST AGREEMENT


                                       and

                             HOME FINANCIAL BANCORP

                               Dated: July 1, 1996


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                             SHARE PLEDGE AGREEMENT

         THIS SHARE PLEDGE AGREEMENT (this "Agreement" or "Share Pledge Agreement"), dated as of July 1, 1996, between the Trust (the "Trust") established pursuant to the provisions of OWEN COMMUNITY BANK, S.B. EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT (EFFECTIVE AS OF JULY 1, 1996) (the "Plan") by COMMUNITY TRUST & INVESTMENT COMPANY, INC., as Trustee ("Trustee"), and HOME FINANCIAL BANCORP an Indiana corporation (the "Company").


                                   WITNESSETH:

         WHEREAS, contemporaneously herewith, the Trust and the Company have entered into that certain Exempt Loan and Share Purchase Agreement (the "Loan Agreement"; definitions of terms appearing in which have the same meanings herein, unless a clear contrary intention appears), dated July 1, 1996, pursuant to which the Company has agreed to lend to the Trust, and the Trust has agreed to borrow from the Company, the Trust Loan, and the Trust, to evidence its indebtedness to the Company with respect to the Trust Loan, has executed and delivered the Trust Note to the Company; and

         WHEREAS, it is a condition precedent to the obligation of the Company to make the Trust Loan that, among other things, the Trust execute and deliver this Agreement to the Company,

         NOW, THEREFORE, in consideration of the Loan Agreement and the Trust Loan and other good and valuable consideration (the receipt, adequacy and sufficiency of which the Trust acknowledges by its execution hereof, the Trust intending to be legally bound does hereby covenant and agree with the Company as follows:

         Section 1. Pledge. To secure the due and punctual payment and performance of the obligations of the Trust hereunder and under the Loan Agreement and the Trust Note (collectively, the "Liabilities"), the Trustee on behalf of the Trust hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Company, its successors and assigns and hereby grants to the Company, its successors and assigns a security interest in:

                  (a) All Shares of Company Common Stock purchased or to be purchased with the proceeds of the Trust Loan (collectively, the "Pledged Shares") and the certificates representing or evidencing the Pledged Shares, and, to the extent permitted by Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended, and Reg. ss. 54.4975-7(b)(5) promulgated thereunder, all cash, securities, interest, dividends, rights and other property at any time and from time to time received in respect of or in exchange for any or all of the Pledged Shares; and

                  (b)    all proceeds of all of the foregoing

(all such Pledged Shares, certificates, cash, securities, interest, dividends, rights and other property, and proceeds thereof, other than as released, sold or otherwise applied by the Company pursuant to

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the' terms hereof,  being herein collectively called the "Collateral"),  TO HAVE
AND TO HOLD such Collateral, together with all rights, titles, interests, privileges and preferences appertaining or incidental thereto, forever, subject, however, to the terms, covenants and conditions hereafter set forth.

         Section 2. Warranties and Covenants.

                  (a) The Trust represents and warrants to the Company that the Trust is, or at the time of any future delivery, pledge, assignment or transfer will be, the lawful owner of the Collateral, free of all claims and liens other than the security interest hereunder, with full right to deliver, pledge, assign and transfer the Collateral to the Company as Collateral hereunder.

                  (b) So long as any of the Liabilities remain outstanding, the Trust will, unless the Company shall otherwise consent in writing:

                           (i) promptly deliver to the Company from time to time
                  certificates representing Pledged Shares as the Trustee acquires them and, upon request of the Company, such stock powers and other documents, satisfactory in form and substance to the Company, with respect to the Collateral as the Company may reasonably request to preserve and protect, and to enable the Company to enforce, its rights and remedies hereunder;

                           (ii) not create or suffer to exist any lien, security
                  interest or other charge or encumbrance against, in or with respect to any of the Collateral except for the pledge hereunder and the security interest created hereby;

                           (iii) not make or consent to any  amendment  or other
                  modification or waiver with respect to any of the Collateral or enter into any agreement or permit to exist any restriction with respect to any of the Collateral other than pursuant hereto; and

                           (iv) not take or fail to take any action  which would
                  in any manner impair the value or enforceability of the Company's security interest in any of the Collateral.

         Section 3. Care of Collateral. The Company shall be deemed to have exercised reasonable care with respect to the interest of the Trust in the custody and preservation of the Collateral if it takes such action for that purpose as the Trust shall request in writing or as it would with respect to similar assets of its own, but failure of the Company to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

         Section 4. Certain Rights Regarding Collateral and Liabilities.

         (a) The Company may from time to time, whether before or after any of the Liabilities shall become due and payable, without notice to the Trust, to the extent otherwise permitted (i) retain or obtain a security interest in the Collateral, to secure payment and performance of any of the

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Liabilities,  (ii) retain or obtain the primary or  secondary  liability  of any party or parties, in addition to the Trust, with respect to any of the Liabilities, (iii) extend or renew for any period (whether or not longer than the original period) or exchange any of the Liabilities or release or compromise any obligation of any nature of any party with respect thereto, and (iv) surrender, release or exchange all or any part of any property, in addition to the Collateral, securing payment and performance of any of the Liabilities, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect to any such property.

         (b) The Company shall have no right to vote the Pledged Shares prior to the occurrence of an Event of Default (hereinafter in Section 6(a) hereof defined). After the occurrence of an Event of Default, the Trust shall have the right to vote any and all of the Pledged Shares in accordance with the Plan unless and until it receives notice from the Company that such right has been terminated with respect to shares subject to execution as a result of the Default.

         Section 5. Dividends, etc.

         (a) So long as no Default or Event of Default, shall have occurred and be continuing, the Trust shall be entitled to receive any and all cash dividends on the Pledged Shares which it is otherwise entitled to receive, and to vote the Pledged Shares in accordance with the terms of the Plan and to give consents, waivers and ratifications in respect of the Pledged Shares, but any and all stock and/or liquidating dividends, distributions in property, returns of capital or other distributions made on or in respect of the Pledged Shares, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any issuer thereof or received in exchange for the Pledged Shares or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any issuer may be a party or otherwise, and any and all cash and other property received in exchange for any Collateral shall be, and become part of the Collateral pledged hereunder and, if received by the Trust, shall forthwith be delivered to the Company or its designated nominee (accompanied, if appropriate, by proper instruments of assignment and/or stock powers executed by the Trust in accordance with the Company's instructions) to be held subject to the terms of this Agreement and the Plan.

         (b) Upon the occurrence and during the continuance of an Event of Default, subject to the terms of Section 4(b) hereof, all rights of the Trust pursuant to Section 5(a) hereof shall cease and the Company shall have the sole and exclusive right and authority to receive and retain the dividends which the Trust would otherwise be authorized to retain and, to the extent permitted by law, to vote and give consents, waivers and ratifications pursuant to Section 5(a) hereof. Any and all money and other property paid over to or received by the Company pursuant to the provisions of this paragraph (b) shall be retained by the Company as additional Collateral hereunder and be applied in accordance with the provisions hereof.

           Section 6. Event of Default.

           (a) The occurrence of any of the following shall constitute an Event of Default hereunder nonpayment, when due, whether by acceleration or otherwise, of any amount payable on any of the Liabilities; an Event of Default as defined in the Loan Agreement; any representation or

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warranty of the Trust contained  herein or given pursuant hereto being untrue in any material respect; or the Trust's failure to perform any covenant or agreement contained herein.

           (b) Upon the occurrence of an Event of Default, (i) the Company may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect from time to time in Indiana or otherwise available to it, including, but not limited to, sale, assignment, or other disposal of the Pledged Shares in exchange for cash or credit, and (ii) the Company may, without demand or notice of any kind, but subject to Section 7, appropriate and apply toward the payment of such of the Liabilities, and in such order of application, as the Company may from time to time elect, any balances, credits, deposits, accounts or moneys of the Trust. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least five (5) days before such disposition, postage prepaid, addressed to the Trust, either at the address of the Trust shown below, or at any other address of the Trust appearing on the records of the Company. Any proceeds of any disposition of Collateral shall be applied as provided in Section 7 hereof. All rights and remedies of the Company expressed hereunder are in addition to all other rights and remedies possessed by it, including those under any other agreement or instrument relating to any of the Liabilities or security therefor. No delay on the part of the Company in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Company of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of the Company permitted hereunder shall impair or affect the rights of the Company in and to the Collateral.

           (c) The Trust agrees that in any sale of any of the Collateral whenever an Event of Default hereunder shall have occurred and be continuing, the Company is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualification, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Trust further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Company be liable nor accountable to the Trust for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

           (d) Notwithstanding anything to the contrary herein or in the Trust Note or the Loan Agreement contained or implied, if an Event of Default occurs with respect to the Trust Loan by the Trust, the value of Trust assets transferred in satisfaction thereof shall not exceed the amount of such default. In addition, such a transfer of such Trust assets shall only occur upon, and to the extent of the failure of, the Trust to meet the payment schedule of the Trust Loan provided in Article II of the Loan Agreement.


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           Section  7.   Application  of  Proceeds  of  Sale  or  Cash  Held  as
Collateral.  The proceeds of sale of  Collateral  sold  pursuant to the terms of
Section 6 hereof and/or, after an Event of Default, the cash held as Collateral hereunder, shall be applied by the Company, to the extent permitted by applicable law, as follows:

                  First: to payment of the costs and expenses of such sale, including the out-of-pocket costs and expenses of the Company and the reasonable fees and out-of-pocket costs and expenses of counsel employed in connection therewith, and to the payment of all advances made by the Company for the account of the Trust hereunder and the payment of all costs and expenses incurred by the Company in connection with the administration and enforcement of this Agreement, to the extent that such advances, costs and expenses shall not have been reimbursed to the Company;

                  Second:  to the payment in full of the Liabilities; and

                  Third: the balance, if any, of such proceeds shall be paid to the Trust, its successors and assigns, or as a court of competent jurisdiction may direct.

           Section 8. Authority of Company. The Company shall have and be entitled to exercise all such powers hereunder as are specifically delegated to the Company by the terms hereof, together with such powers as are incidental thereto. The Company may execute any of its duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder. Neither the Company, nor any director, officer or employee of the Company, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or wilful misconduct. The Trust hereby agrees, to the extent permitted by applicable law, to reimburse the Company, on demand, for all costs and expenses incurred by the Company in connection with the enforcement of this Agreement (including costs and expenses incurred by any agent employed by the Company).

           Section 9. Termination. This Agreement shall terminate when all the Liabilities have been fully paid and performed, at which time the Company shall reassign and redeliver (or cause to be reassigned and redelivered) to the Trust, or to such person or persons as the Trust shall designate, against receipt, such of the Collateral (if any) as shall not have been theretofore released, sold or otherwise applied by the Company pursuant to the terms hereof and shall still be held by it hereunder, together with any appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon, or representation or warranty by, the Company.

           Section 10. Required Release of Collateral. Notwithstanding any provision of this Agreement or the Loan Agreement to the contrary, the Company from time to time will release from the pledge and security interest under the Loan Agreement, such Collateral as must be allocated to participants under the Plan pursuant to Section 8.7(h) of the Plan and otherwise under the Code, the Exempt Loan Rules or other applicable law.

         Section 11. Limited Recourse. Notwithstanding anything to the contrary herein or in the Trust Note, the Loan Agreement or any other instrument, agreement or document contained or

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implied,  the  Liabilities  shall be enforceable to the extent  permitted  under applicable law, including, without limitation, the Exempt Loan Rules, only against the Trust to the extent of the Collateral not theretofore released from the pledge and security interest under this Agreement as provided herein and contributions (other than contributions of employer securities) made to the Trust in accordance with the Plan to enable the Trust to pay and satisfy the Liabilities and from earnings attributable to the Shares and the investment of such contributions (collectively, the "'Trust Loan Collateral"). No recourse shall be had to or against the Trust or the assets thereof (other than the Trust Loan Collateral) for any deficiency judgment against the Trust for the purpose of obtaining payment or other satisfaction of the Liabilities. Without limiting the foregoing, the Trustee of the Trust shall have no personal liability for any of the Liabilities, other than as required by or arising under applicable law.

           Section 12. Notices. All communications and notices hereunder shall be in writing and, if mailed, shall be deemed to be given when sent by registered or certified mail, postage prepaid, return receipt requested, or by telecopier, duly confirmed, and addressed to such party at the address indicated below or to such other address as such party may designate in writing pursuant to this Section 12.

                                    HOME FINANCIAL BANCORP
                                    279 E. Morgan
                                    P.O. Box 381
                                    Spencer, Indiana   47460
                                    Attention: Kurt J. Meier, President

                                    Community Trust & Investment Company, Inc.
                                    105 N. Pete Ellis Drive
                                    Suite B
                                    P.O. Box 5996
                                    Bloomington, Indiana  47407

           Section 13. Binding Agreement Assignment. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except the Trust shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise grant any option with respect to the Collateral, or any part thereof and the Company shall not assign any interest herein or in the Collateral unless such assignment is expressly made subject to the terms of the Loan Documents.

           Section 14. Miscellaneous Provisions. Neither this Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated nor may any of the Collateral be released or the pledge or the security interest created hereby extended, except by an instrument in writing duly signed by or on behalf of the Company hereunder. The section headings used herein are for convenience of reference only and shall not define or limit the provisions of this Agreement. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

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           Section 15.  Governing Law;  Interpretation.  This Agreement has been made and delivered at Spencer, Indiana, and, except to the extent preempted by ERISA, shall be governed by the internal laws of the State of Indiana, without regard to principles of conflict of laws. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

           Section 16. Filing as a Financing Statement. At the option of the Company, this Agreement, or a carbon, photographic or other reproduction of this Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective representatives thereunto duly authorized as of the date first above written.

                               TRUST UNDER OWEN COMMUNITY BANK,
                                S.B. EMPLOYEE STOCK OWNERSHIP PLAN
                               AND TRUST AGREEMENT

                               By: Community Trust & Investment Company, Inc., Trustee


                               By:

                                    Printed:

                                      Its:


                                HOME FINANCIAL BANCORP

                                By:

                                Printed:          Kurt J. Meier

                                Its:              President